SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 8, 2003

                          PCS RESEARCH TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware              0-25449                33-0856651
        ---------------         -----------            -------------
        (State or other         (Commission            (IRS Employer
        jurisdiction of         File Number)         Identification No.)
        Formation)



             3655 Nobel Drive, Suite 540 San Diego, California 92122
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 4.  Changes In Registrant's Certifying Accountant
         ---------------------------------------------

         On September 8, 2003, the Company dismissed the accounting firm of Grant Thornton LLP ("Grant Thornton") as the independent accountant to audit the Company's financial statements.

         The reports of Grant Thornton on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The December 31, 2001 report did not contain any uncertainties. However, the December 31, 2002 report was modified as to an uncertainty relative to the Company's ability to continue as a going concern.

         The Company's Board of Directors approved the dismissal of Grant Thornton.

         During the two most recent fiscal years and any subsequent interim period preceding Grant Thornton's dismissal, there were no disagreement(s) with Grant Thornton on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred during the Company's two most recent fiscal years and any subsequent interim period preceding the accounting firm of Grant Thornton's dismissal.

         The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

         The Company engaged Peterson & Co. ("Peterson"), as its new independent accountants as of September 12, 2003. Prior to such date, the Company did not consult with Peterson regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Peterson on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).


Item 7.  Financial Statements and Exhibits
         ---------------------------------

16.1 Letter dated September 12, 2003, from the accounting firm of Grant Thornton, independent accountants to the Company, concerning the disclosure made in this Report on Form 8-K.

                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                 PCS RESEARCH TECHNOLOGY, INC.



                                 By: /s/ BRIAN M. OVERSTREET
                                     -------------------------------------------
                                     Name:  Brian M. Overstreet
                                     Title: President and Chief Executive
                                            Officer


Dated:  September 12, 2003

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